Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies [Abstract]
Contingencies	CONTINGENCIES
At December 31, 2022, the Company had the following outstanding matters:
(a)Legal
The Company is a defendant in various lawsuits and legal actions for alleged fines, labour related and other matters in the jurisdictions in which it operates. Management regularly reviews these lawsuits and legal actions with outside counsel to assess the likelihood that the Company will ultimately incur a material cash outflow to settle a claim. To the extent management believes it is probable that a cash outflow will be incurred to settle a claim, a provision for the estimated settlement amount is recognized. At December 31, 2022, the Company recognized a provision of $9.2 million (2021 – $11.6 million) for legal matters which is included in other non-current liabilities.
(b)Environmental
A historic rain event caused widespread flooding in the Aurizona region in March 2021 and a fresh water pond on the Aurizona site overflowed during the rain event. The tailings facility and other infrastructure at the Aurizona site remained operational. The Company received notices from the local state government of environmental infractions related to turbidity in the local water supply at Aurizona with associated fines at December 31, 2022 totaling $9.7 million (2021 – $9.2 million). In addition to the fines, public civil actions have been filed against the Company in the State and Federal courts claiming various damages as a result of the rain event. The Company and its advisors believe the fines and public civil actions are without merit and it is not probable that a cash outflow will occur. Accordingly, no amount has been recognized in relation to the fines.
The above matters could have an adverse impact on the Company’s financial performance, cash flows and results of operations if they are not resolved favorably.